GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.33
Home Equity Loan Pass-Through Certificates,
Series 1996-HE3
EXHIBIT D
SERVICER'S CERTIFICATE

FEBRUARY, 1997

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

                                              ---------------

     (1) Aggregate Monthly Payments Due:         1,096,235.12
                                              ---------------

     (2)  Aggregate Monthly Payments
          received and Monthly Advances
          made this Month:

          (a) Principal                            154,172.84
                                              ---------------
          (b) Interest                             930,210.57
                                              ---------------
          (c) Total                              1,084,383.41
                                              ---------------

     (3)  Aggregate Principal
          Prepayments in part received
          on Self-Amortizing Mortgage
          Loans and applied in the
          applicable Prepayment Period:

          (a) Principal                             21,630.32
                                              ---------------
          (c) Total                                 21,630.32
                                              ---------------

     (4)  Aggregate Principal
          Prepayments in full received
          in the applicable Prepayment
          period:

          (a) Principal                          1,047,273.48
                                              ---------------
          (b) Interest                              11,082.18

                                              ---------------
          (c) Total                              1,058,355.66
                                              ---------------

     (5)  Aggregate Insurance Proceeds
          (inculding purchases of
          Mortgage Loans by primary
          mortgage insurers) for prior
          month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (6)  Aggregate Liquidation Proceeds
          for prior month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (7)  Aggregate Purchase Prices for
          Defaulted Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (8)  Aggregate Purchase Prices for
          (and substitution adjustments)
          for Defective Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (9)  Aggregate Purchase Prices for
          for Document Deficiencies per
          Sec. 2.02


          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (10) Pool Principal Balance               114,323,084.28
                                              ---------------

     (11) Available Funds:                       2,106,169.68
                                              ---------------

     (12) Realized Losses for
          prior month:                              15,166.36
                                              ---------------

     (13) Aggregate Realized Losses:
                                                         0.00
                                              ---------------
          (a) Deficient Valuations                       0.00
                                              ---------------
          (b) Special Hazard Losses                      0.00
                                              ---------------
          (c) Fraud Losses                               0.00
                                              ---------------
          (d) Excess Bankruptcy Losses                   0.00
                                              ---------------
          (e) Excess Special Hazard Losses               0.00
                                              ---------------
          (f) Excess Fraud Losses                        0.00
                                              ---------------

     (14) Compensating Interest
          Payment:                                     626.78
                                              ---------------

     (15) Net Simple Interest
          Shortfall:                                     0.00
                                              ---------------

     (16) Net Simple Interest
          Excess:                                    5,560.16
                                              ---------------

     (17) Simple Interest Shortfall
          Payment:                                       0.00
                                              ---------------

     (18) Unpaid Net Simple Interest
          Shortfall:


          Class A1     36157TJ51                         0.00
                       -------------          ---------------
          Class A2     36157TJ69                         0.00
                       -------------          ---------------
          Class A3     36157TJ77                         0.00
                       -------------          ---------------
          Class A4     36157TJ85                         0.00
                       -------------          ---------------
          Class A5     36157TJ93                         0.00
                       -------------          ---------------
          Class S      36196HE3S                         0.00
                       -------------          ---------------
          Class M      36157TK26                         0.00
                       -------------          ---------------
          Class B1     36157TK34                         0.00
                       -------------          ---------------
          Class B2     36157TK42                         0.00
                       -------------          ---------------
          Class B3     36157TK75                         0.00
                       -------------          ---------------
          Class B4     36157TK83                         0.00
                       -------------          ---------------
          Class B5     36157TK91                         0.00
                       -------------          ---------------

     (19) Class Certificate Interest
          Rate:

          Class A5     36157TJ93                         7.93%
                       -------------          ---------------

          Class M      36157TK26                         8.25%
                       -------------          ---------------
          Class B1     36157TK34                         8.25%
                       -------------          ---------------
          Class B2     36157TK42                         8.25%
                       -------------          ---------------
          Class B3     36157TK75                         8.25%
                       -------------          ---------------
          Class B4     36157TK83                         8.25%
                       -------------          ---------------
          Class B5     36157TK91                         8.25%
                       -------------          ---------------
          Class S      36196HE3S                         1.97%
                       -------------          ---------------

     (20) Accrued Certificate Interest
          and Pay-out Rate:

          Class A1     36157TJ51                   199,651.36             6.950%
                       -------------          ---------------------------------
          Class A2     36157TJ69                    70,623.58             6.950%

                       -------------          ---------------------------------
          Class A3     36157TJ77                   144,489.58             7.150%
                       -------------          ---------------------------------
          Class A4     36157TJ85                   142,589.25             7.485%
                       -------------          ---------------------------------
          Class A5     36157TJ93                    72,058.06             7.925%
                       -------------          ---------------------------------
          Class S      36196HE3S                   187,434.35              1.97%
                       -------------          ---------------------------------
          Class M      36157TK26                    18,898.76              8.25%
                       -------------          ---------------------------------
          Class B1     36157TK34                    20,105.07              8.25%
                       -------------          ---------------------------------
          Class B2     36157TK42                     6,835.73              8.25%
                       -------------          ---------------------------------
          Class B3     36157TK75                    11,258.84              8.25%
                       -------------          ---------------------------------
          Class B4     36157TK83                     4,021.02              8.25%
                       -------------          ---------------------------------
          Class B5     36157TK91                     5,127.44              8.25%
                       -------------          ---------------------------------

          Total                                    883,093.04

     (21) Principal distributable:

          Class A1     36157TJ51                 1,210,081.93
                       -------------          ---------------
          Class A2     36157TJ69                         0.00
                       -------------          ---------------
          Class A3     36157TJ77                         0.00
                       -------------          ---------------
          Class A4     36157TJ85                         0.00
                       -------------          ---------------
          Class A5     36157TJ93                         0.00
                       -------------          ---------------
          Class M      36157TK26                     3,707.10
                       -------------          ---------------
          Class B1     36157TK34                     3,943.73
                       -------------          ---------------
          Class B2     36157TK42                     1,340.87
                       -------------          ---------------
          Class B3     36157TK75                     2,208.49
                       -------------          ---------------
          Class B4     36157TK83                       788.75
                       -------------          ---------------
          Class B5     36157TK91                     1,005.78
                       -------------          ---------------
          Class R1     36157TK59                         0.00
                       -------------          ---------------
          Class R2     36157TK67                         0.00
                       -------------          ---------------
          Total                                  1,223,076.64


     (22) Additional distributions to
          the Class R1 Certificate
          pursuant to Section 2.05 (d):                  0.00
                                              ---------------

     (23) Additional distributions to
          the Class R2 Certificate
          pursuant to Section 4.01 (b):                  0.00
                                              ---------------

B.   Other Amounts:

     1.   Senior Percentage for such
          Distribution Date                         91.571339%
                                              ---------------

     2.   Senior Prepayment Percentage
          for such Distribution Date                   100.00%
                                              ---------------

     3.   Junior Percentage for such
          Distribution Date                          8.428661%
                                              ---------------

     4.   Junior Prepayment Percentage
          for such Distribution Date                     0.00%
                                              ---------------

     5.   Subordinate Certfificate
          Writedown Amount
          for such Distribution Date                     0.00

     6.   Prepayment Distribution
          Triggers satisfied:                      Yes           No
                       Class B1                    X
                                                   -------------------------
                       Class B2                    X
                                                   -------------------------
                       Class B3                    X
                                                   -------------------------
                       Class B4                    X
                                                   -------------------------
                       Class B5                    X
                                                   -------------------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


GE CAPITAL MORTGAGE SERVICES, INC.



By:/s/Christine M. Trotto
---------------------------------------------------------
Name: Christine M. Trotto
Title:    Assistant Vice President